UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) December 14, 2022
RealNetworks, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-37745	91-1628146
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1501 First Avenue South, Suite 600
Seattle, Washington 98134
(Address of principal executive offices) (Zip code)
(206) 674-2700
Registrant's telephone number, including area code
Not Applicable
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.001 per share	RNWK	The NASDAQ Stock Market
Preferred Share Purchase Rights	RNWK	The NASDAQ Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
As previously disclosed, on July 27, 2022, RealNetworks, Inc. (the “Company” or “RealNetworks”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Greater Heights LLC, a Washington limited liability company (“Parent”), Greater Heights Acquisition LLC, a Washington limited liability company and wholly owned subsidiary of Parent (“Merger Sub”), and exclusively for purposes of Section 8.15 thereof, Robert Glaser, providing for, amongst other things, the merger of the Company with and into Merger Sub (the “Merger”), with Merger Sub surviving the Merger as a wholly owned subsidiary of Parent
RealNetworks held a special meeting of the shareholders on December 14, 2022, at 1:30 p.m., Pacific time (the “Special Meeting”).
The following matters were acted upon at the Special Meeting:
Proposal 1 – To adopt the Merger Agreement and the related transactions contemplated by the Merger Agreement. Proposal 1 received the necessary votes to be approved. Shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
32,244,475	3,084,637	27,317	0

Proposal 2 - To approve, on an advisory (non-binding) basis, specified compensation that may become payable to the named executive officers of RealNetworks in connection with the Merger. Proposal 2 received the necessary votes to be approved. Shareholders voted as follows:

For	Against	Abstain	Broker Non-Votes
31,911,816	3,282,378	162,235	0

In light of the approval of Proposal 1, Proposal 3 described in RealNetworks’ definitive proxy statement (relating to the adjournment of the Special Meeting) was rendered moot and was not presented at the Special Meeting.

Item 8.01.    Other Events.
As previously disclosed, under the terms of the Merger Agreement, the consummation of the Merger will take place on the third business day after the satisfaction of the closing conditions under the Merger Agreement unless another date is agreed in writing by RealNetworks and Parent. The Merger is expected to be consummated on or about December 20, 2022, subject to the satisfaction of the remaining closing conditions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REALNETWORKS, INC.

By:	/s/ Michael Parham
Michael Parham
Senior Vice President, General Counsel and Corporate Secretary
Dated: December 15, 2022